Exhibit 99.1
Keefe, Bruyette & Woods Regional Bank Conference Boston, MA
February 28, 2008

Forward Looking Information
Certain statements contained in this presentation and the accompanying slides may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period or by the use of forward-looking terminology, such as “anticipate,” “believe,” “estimate,” “expect,” “foresee,” “may,” “might,” “will,” “intend,” “could,” “would” or “plan,” or future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements about BancorpSouth’s focus on high quality assets, new loan markets, BancorpSouth’s market presence, growth opportunities, opportunities for mobile banking, strategic initiatives, the usefulness and comparability of average tangible equity as a performance measure, and the future operating results of BancorpSouth, through BancorpSouth Bank. We caution you not to place undue reliance on the forward-looking statements contained in this presentation, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors. These factors include, but are not limited to, the ability of BancorpSouth to provide and market competitive products and services, the ability of BancorpSouth to manage growth and effectively serve an expanding customer and market base, changes in economic conditions, the ability of BancorpSouth to identify and enter new markets, changes in BancorpSouth’s operating or expansion strategy, changes in the national economy and in the economy in BancorpSouth’s market areas, the ability of BancorpSouth to attract, train and retain qualified personnel, changes in consumer preferences, geographic concentrations of BancorpSouth’s assets, the ability of BancorpSouth to implement and integrate new technologies, changes in business conditions, including, for example, changes in interest rates and regulatory changes, and other factors detailed from time to time in BancorpSouth’s press releases and filings with the Securities and Exchange Commission. BancorpSouth does not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this presentation.
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Agenda An overview of BancorpSouth BancorpSouth’s market footprint The BancorpSouth franchise Major lines of business Operating results Strategic initiatives Key investment considerations
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Corporate Profile $ 13.2 billion in assets
8-state financial holding company 290 locations
Provides a comprehensive line of financial products and services to individuals and to small- to mid-size businesses
Traditional banking and non-interest products $ 1.9 billion market capitalization
Data as of December 31, 2007
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Mission Statement
Be the leading financial services company in our markets, close to the client and focused on the economic development of the communities we serve.
Maximize shareholder value through consistently strong earnings performance, strong and growing market share, and focus on high quality assets.
Continuously transform BancorpSouth into a more diverse and comprehensive financial services company.
Be our clients’ provider of choice for financial services, a multi-faceted relationship providing maximum long term value to both the client and our company.
Provide an inspiring career opportunity for dedicated professionals.
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Market Footprint
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Growth Markets
Top Metro Gross Metropolitan Product (GMP) Projected Growth Rankings 2007 – 2012 *
1. Mobile, AL – 34.31%
2. Austin, TX – 32.05%
3. Texarkana, TX/AR – 28.57%
4. Palm Coast, FL – 28.1%
5. Huntsville, AL – 26.36%
6. Prescott, AZ – 25.49%
7. Auburn-Opelika, AL-24.01%
8. St. George, UT – 23.82% 9. Port St. Lucie, FL – 23.43% 10.Cape Coral-Ft. Myers, FL – 23.34% 11.Gulfport-Biloxi, MS – 23.12% 12.Atlanta, GA – 22.81%
BancorpSouth Markets * 1/30/08 Forbes.com
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*As advertised in* THE WALL STREET JOURNAL.
MARCH 23, 2007

## *Elvis Presley's Birthplace*
## *The Upholstered Furniture Capital of America*
## *The Headquarters of One of America's Top 50 Banks*
## *Toyota's First Choice*



**Welcome, Toyota, to your new Northeast Mississippi home and our hometown!**

Toyota's recent announcement to place its new automobile assembly plant at the Wellspring Project site just northwest of Tupelo is recognition by an international giant of the ever-expanding potential of Northeast Mississippi.

Long known as the birthplace of the King of Rock and Roll, Tupelo and its Northeast Mississippi neighbors have a solid record of industrial growth over the past half century. Fortune 500 names are common here – names like Cooper Tire, Whirlpool, Caterpillar, Sara Lee and Kimberly-Clark. So are an intelligent, energetic workforce; community support; and the headquarters of our 130-year-old, $12.9 billion asset, eight-state regional bank.

Through a unique partnership involving three adjoining counties, the work of the community developers, Mississippi's governor, and a public-private partnership spanning several years, Toyota selected Northeast Mississippi for one of the most sought-after projects in industrial development worldwide.

Best of all, Toyota selected Northeast Mississippi because of our greatest asset – our people – their education, their energy, their efficiency, their work ethic.

Welcome, Toyota, to your new Northeast Mississippi home and to our hometown!


The Mid-South's Emerging Regional Bank

**BancorpSouth**®
Member FDIC
*Right Where You Are*℠
NYSE: BXS
bancorpsouth.com

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What Differentiates BancorpSouth
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# Meeting the Needs of Customers




BancorpSouth Family of Services
Personal and Business Banking
Mortgage Lending and Servicing
Investment and Brokerage Services
Credit Cards
Trust and Asset Management
Student Loans
Commercial Banking and Cash Management
Insurance

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BancorpSouth Insurance Services
Ranked 38th nationally among insurance brokerage firms by Business Insurance in July of 2007
Ranked 6th nationally among banks in insurance brokerage fee income in the Michael White / Symetra Bank Fee Income Report at September 30, 2007
For 2007, commissions totaled $71 million, a 12.5% increase over 2006.
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Wealth Management Group
12/31/2007 12/31/2006
Number of Trust Accounts 4,743 4,705
Number of Brokerage Accounts 10,756 9,698
Total Client Accounts 15,499 14,403
Trust Assets $ 4.1 $ 3.7
Brokerage Assets 0.9 0.8
Assets Under Management (billions) $ 5.0 $ 4.5 12

Wealth Management Group
Total Commissions and Fees
as of December 31
($ in millions)
$18.0 $16.0 $10.2 $14.0 $10.4 $12.0 $8.5 $7.7 $10.0 $7.2 $8.0 $6.0 $7.4 $5.2 $4.0 $3.7 $3.9 $2.9 $2.0 $0.0 2003 2004 2005 2006 2007
Brokerage Trust
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Commercial Banking and Treasury Management
Over $1.11 billion in Commercial Checking balances 16.5% increase in Treasury Management customers * 24.1% increase in Treasury Management sweep product balances * 30.4% increase in total fee revenue for Treasury Management **
* 12/31/07 as compared to 12/31/06 * * 2007 as compared to 2006
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Mobile Banking Innovator
First in the Nation Mobile Banking with Firethorn Holdings and AT&T Mobility
BancorpSouth Benefits: Market readiness for mobile banking New customer acquisition & retention Customer convenience Increased share of wallet Transaction revenue
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Image Processing
First bank in nation to implement multiple image exchange networks*
Currently presenting over 80% of checks electronically Over 50% of our statements are truncated; the remaining statements are imaged
Remote check capture service enables us to serve commercial customers, while indirectly entering new markets
* Source: FedFocus, November 2005, Federal Reserve Bank
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Deposits
Total Deposits as of December 31 ($ in billions)
$12.0 $9.7 $10.1 $11.0 $9.6 $9.1 $10.0 $8.5 $8.6 $9.0 $8.0 $7.0 $6.0 $5.0 2002 2003 2004 2005 2006 2007
6% 6%
AL 19% 11% TX
TN AR 5% MO
LA 6%
MS
as of December 31, 2007
47%
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Loans
Loans Net of Unearned Income as of December 31 ($ in billions)
$9.2 $10.0 $7.9 $9.0 $7.4 $8.0 $6.8 $6.4 $6.2 $7.0 $6.0 $5.0 $4.0 $3.0 2002 2003 2004 2005 2006 2007
6% 8% 13% TX AL 14% TN AR 9% MO
LA
8% MS
as of December 31, 2007
42%
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New Market Loan Growth
From January 1, 2004 – December 31, 2007, new loan markets have added $1.25 billion to BancorpSouth’s loan portfolio
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90 Days Past Due and Non-Accrual Loans / Assets
0.80%
0.68%
0.57% 0.60% 0.51% 0.48% 0.43% 0.45% 0.42%
0.40%
0.30% 0.32% 0.30% 0.29% 0.27% 0.26% 0.20% 0.25%
0.00% 1Q-06 2Q-06 3Q-06 4Q-06 1Q-07 2Q-07 3Q-07
BXS Peer Group
Peer Group Data is based on the Federal Reserve’s Bank Holding Company Performance Report
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Reserve Coverage of 90 days Past Due and Non-Accrual Loans
5.0
4.8 4.5 4.6 4.0 4.3 4.2 4.0
3.7 3.0 2.5 2.6 2.6 2.0 2.32.3 2.0 1.7 1.0 0.0 1Q-06 2Q-06 3Q-06 4Q-06 1Q-07 2Q-07 3Q-07
BXS Peer Group
Peer Group Data is based on the Federal Reserve’s Bank Holding Company Performance Report
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Operating Results
Twelve Months Ended December 31, 2007 2006 % Change
Net interest revenue $422,899 $385,799 9.62 Provision for credit losses 22,696 8,577 164.61 Noninterest revenue 231,799 206,094 12.47 Noninterest expense 428,058 393,154 8.88 Income before income taxes 203,944 190,162 7.25 Income tax provision 66,001 64,968 1.59 Net income 137,943 125,194 10.18 Net income per share: diluted 1.69 1.57 7.64
Dollars in thousands, except per share amounts 22

Performance Ratios
Twelve Months Ended December 31, 2007 2006 % Change
Return on average assets 1.07% 1.06% 0.94 Return on tangible equity 16.00% 14.99% 6.74 Return on common equity 12.31% 12.52% -1.68 Net interest margin 3.68% 3.70% -0.54 Average shares outstanding — diluted 81,844,343 79,542,734 2.89
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Net Interest Margin
4.00%
3.73% 3.75% 3.72% 3.69% 3.75% 3.66% 3.64% 3.66% 3.66% 3.64% 3.61% 3.64% 3.66%
3.50% 3.25% 3.00%
Q1-05 Q2-05 Q3-05 Q4-05 Q1-06 Q2-06 Q3-06 Q4-06 Q1-07 Q2-07 Q3-07 Q4-07
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Balance Sheet Information
Twelve Months Ended December 31, 2007 2006 % Change
Total assets $13,189,841 $12,040,521 9.55 Total earning assets 11,948,038 10,879,587 9.82 Loans, net of unearned discount 9,179,684 7,871,471 16.62 Allowance for credit losses 115,197 98,834 16.56 Total deposits 10,064,099 9,710,578 3.64 Common shareholders’ equity 1,196,626 1,026,585 16.56 Book value per share 14.54 12.98 12.02
Dollars in thousands, except per share amounts
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Performance Metrics
Return on Average Assets
1.50% 1.28% 1.13% 1.05% 1.25% 1.05% 1.06% 1.07% 1.00% 0.75% 0.50% 0.25% 0.00% 2002 2003 2004 2005 2006 2007
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Performance Metrics
Return on Average Tangible Equity
20.00% 16.80% 16.00% 14.99% 14.60% 14.04% 14.41% 16.00% 12.00% 8.00% 4.00% 0.00% 2002 2003 2004 2005 2006 2007
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Earnings Per Share History
1.68 1.69 $1.80 1.57 $1.60 1.43 1.47 1.39 $1.40 1.19 $1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $0.00 2001 2002 2003 2004 2005 2006 2007
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Tier 1 Capital Leverage Ratio
10.0 8.8 8.8 8.7 9.0 8.7 8.4 8.3 7.9 8.0 7.0 6.0 5.0 2001 2002 2003 2004 2005 2006 3Q-07
Peer Group BXS
Data is based on the Federal Reserve’s Bank Holding Company Performance Report
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Tangible Tier 1 Capital Leverage Ratio
10.0 9.0 8.5 8.5 8.5 8.4 8.2 8.1 7.6 8.0 7.0 6.0 5.0 2001 2002 2003 2004 2005 2006 3Q-07
Peer Group BXS Data is based on the Federal Reserve’s Bank Holding Company Performance Report 30

Dividend Growth
$0.85
$0.80
$0.75
$0.70
$0.65
$0.60
$0.55
$0.50
$0.45
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
Cash dividend per share of common stock
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Strategic Initiatives
Continue to pursue new market entries
Create new initiatives for organic growth of deposits and loans
Maintain our net interest margin Increase share of client wallet
Continue to implement and promote a consistent BancorpSouth brand Continue to leverage industry-leading position in electronic payment technology Diversify and grow non-interest revenue
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Key Investment Considerations
Unique market presence and growth opportunity
Focused on retail customers and small- to mid-size business
High degree of local management authority Size leveraged to support local offices Superior technological infrastructure Solid capital position Focused on shareholder value
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Total Shareholder Return
including dividends
Periods ending 12/31/07
18.0%
12.8%
11.4%
12.0% 10.5% 10.1%
7.4%
5.9%
6.0%
3.1% 3.2%
2.3%
0.0% 5 Year 10 Year 15 Year
S&P 500 Index S&P Banks Composite Index CBOE BXS
Source: Bloomberg
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BancorpSouth’s common stock is traded on the New York Stock Exchange under the symbol BXS. Additional information can be found at www.bancorpsouth.com .
Investor Inquiries:
L. Nash Allen, Jr. Chief Financial Officer BancorpSouth, Inc. 662-680-2330
.allen@bxs.com

The Emerging Regional Bank of the Mid-South

APPENDIX
Unaudited Reconciliation of Non-GAAP Financial Measure
Return on average tangible equity should not be considered an alternative to return on average shareholders’ equity or other financial statement data, but rather as a non-GAAP measure of financial performance. Return on average tangible equity is computed by dividing the annualized net earnings available to common shareholders by the average tangible shareholders’ equity.
Average tangible shareholders’ equity equals average shareholders’ equity less goodwill and identifiable intangible assets. Management believes that return on average tangible equity is a meaningful measure because it reflects the equity deployed in BancorpSouth’s businesses. Because return on average tangible equity is not a measurement determined in accordance with GAAP and is susceptible to varying calculations, return on average tangible equity as presented may not be comparable to other similarly titled measures of other companies. The following table sets forth a reconciliation of return on average shareholders’ equity to return on average tangible equity:
(Average Balances, Dollars in thousands)

	Year Ended
	December 31, 2002	December 31, 2003	December 31, 2004	December 31, 2005	December 31, 2006	December 31, 2007
Shareholders’ Equity	$810,893	$845,874	$873,264	$934,563	$1,000,351	$1,121,000

Deduct: Goodwill and identifiable intangible assets	43,644	65,287	85,324	135,086	165,192	258,774

Tangible Shareholders’ Equity	767,249	780,587	787,940	799,477	835,159	862,226

Return on Average Shareholders’ Equity	13.81%	15.50%	12.67%	12.33%	12.52%	12.31%

Return on Average Tangible Equity	14.60%	16.80%	14.04%	14.41%	14.99%	16.00%